Intangible Assets	6 Months Ended
Jun. 30, 2020
Intangible Assets
Intangible Assets

Intangible assets

The value of the balance sheet recognition for the Xepi® license was reviewed as of March 31, 2020 by means of an impairment test, which also takes the current market situation influenced by the COVID-19 pandemic and the resulting delays in the market penetration of Xepi™ into account. As a result, this led to a non-cash impairment of EUR 2,001 thousand, which is reported in sales costs.

In determining the utility value as of March 31, 2020, the expected cash flows within the remaining term of the license agreement of 10 years and 7 months were discounted. The cash flows were discounted on the basis of a market interest rate of 9% (previous year 9%).